UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2018

MEDICINOVA, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33185	33-0927979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4275 EXECUTIVE SQUARE, SUITE 300, LA JOLLA, CA		92037
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 373-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2018, Ryan Selhorn resigned as the Chief Financial Officer of the MediciNova, Inc. (the “Company”). Mr. Selhorn had served as the Company’s Chief Financial Officer through a services agreement (the “Services Agreement”) between the Company and the accounting services firm Signature Analytics San Diego LLC (“Signature Analytics”). Mr. Selhorn previously resigned from Signature Analytics.

Effective June 1, 2018, the Board of Directors of the Company appointed Carla Reyes of Signature Analytics to serve as Chief Financial Officer and principal financial officer of the Company. In connection with Ms. Reyes’ appointment as Chief Financial Officer, on the same date, the Company entered into an amendment to the Services Agreement with Signature Analytics for the provision of Ms. Reyes’ services. Under the Services Agreement, as amended, the Company will continue to pay pre-approved hourly rates for the services provided under the Services Agreement. The current term of the Services Agreement, as amended, will expire on March 31, 2019, subject to earlier termination according to its terms.

Ms. Reyes, age 46, joined Signature Analytics in May 2018. From August 2013 to May 2018, Ms. Reyes served as Accounting Manager at Rady Children’s Hospital-San Diego, where she was responsible for financial reporting, grants and contracts, and philanthropy accounting. Prior to this, Ms. Reyes served as Senior Manager of Business Processes at Cricket Communications, a wireless service provider, from May 2009 to August 2013. Earlier in her career, Ms. Reyes served in accounting and public reporting roles at SAIC, NextWave and Quest Software. Ms. Reyes received a Bachelor of Accountancy and an MBA from the University of San Diego.

There are no family relationships between Ms. Reyes and any of the Company’s other directors or executive officers, and Ms. Reyes does not have any direct or indirect material interests in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINOVA, INC.

DATE: June 5, 2018	By:	/s/ Yuichi Iwaki
Yuichi Iwaki, M.D., Ph.D.
Chief Executive Officer